UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2023

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Apollo Medical Holdings, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2023 (the “Original Form 8-K”). The Original Form 8-K furnished with the SEC a press release announcing the Company’s financial results for the three and six months ended June 30, 2023. The sole purpose of this Amendment is to furnish a revised earnings release. Except as set forth herein, no other modifications have been made to the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On August 9, 2023, the Company issued a revised earnings release, which primarily revised the following amounts in the Consolidated Balance Sheet as of June 30, 2023 (each amount in thousands): current liability of income taxes payable from $19,628 to $20,354; total current liabilities from $185,068 to $185,794; non-current deferred tax liability from $12,383 to $12,335; total non-current liabilities from $257,832 to $257,784; total liabilities from $442,900 to $443,578; and mezzanine equity representing non-controlling interest in Allied Physicians of California, a Professional Medical Corporation, from $14,523 to $13,845. Footnote 1 to the Consolidated Balance Sheets was revised to update the assets and liabilities of the Company’s consolidated variable interest entities (VIEs). Certain other amounts in the Consolidated Balance Sheet as of June 30, 2023 were revised for minor rounding adjustments. A copy of the revised earnings release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished or incorporated by reference pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Revised Press Release of Apollo Medical Holdings, Inc. Regarding its Financial Results for the Three and Six Months Ended June 30, 2023, dated August 7, 2023.
99.2	Supplemental Data of Apollo Medical Holdings, Inc., dated August 7, 2023 (incorporated herein by reference from Exhibit 99.2 to the Current Report on Form 8-K filed August 7, 2023).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: August 9, 2023	By:	/s/ Thomas S. Lam
	Name:	Thomas S. Lam, M.D., M.P.H.
	Title:	Co-Chief Executive Officer and President